UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE DEF 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PROPHASE LABS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 21, 2025

Dear Stockholder:

The ProPhase Labs, Inc. Special Meeting of Stockholders (the “Special Meeting”) will be held on Monday, November 24, 2025, at 10:00 a.m. Eastern Time, at 273 Merrick Road, Lynbrook, NY 11563. The meeting will start promptly at 10:00 a.m., Eastern Time.

Stockholders are invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person, your vote is important. Please vote your shares by proxy in advance of the Special Meeting as instructed in the enclosed proxy card if you are a record holder or, for shares held in street name, the voting instruction form provided by your bank, broker or nominee. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or similar institution and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Details of the business to be conducted at the Special Meeting are included in the attached Notice of Special Meeting and Proxy Statement.

Very truly yours,

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

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ProPhase Labs, Inc.

626 RXR Plaza, 6th Floor

Uniondale, New York 11556

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held Monday, November 24, 2025

TO THE STOCKHOLDERS OF PROPHASE LABS, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of ProPhase Labs, Inc. (the “Company”), a Delaware corporation, will be held at 273 Merrick Road, Lynbrook, NY 11563, on Monday, November 24, 2025, at 10:00 a.m., Eastern Time, for the following purposes:

(1)	To approve an amendment to the Company’s Certificate of Incorporation to clarify that the Company may acquire, hold, exchange, and manage digital assets, blockchain-based instruments, as part of a digital asset and corporate crypto treasury management strategy (the “Digital Asset Charter Amendment”) (Proposal 1);

(2)	To approve an amendment to the Company’s Certificate of Incorporation to create a new class of “Digital Treasury Shares” (or such other designation as the Board may determine), that may represent fractional or tokenized interests in digital or blockchain-based assets (the “Digital Treasury Shares Proposal”) (Proposal 2);

(3)	To authorize the potential issuance of digital tokens or tokenized securities representing up to 4.99% of the Company’s outstanding equity, for use in financing, compensation, strategic partnerships, or treasury operations in furtherance of the Company’s digital asset strategy (the “Tokenized Issuance”) (Proposal 3);

(4)	To approve an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further stockholder approval, to effect one or more reverse or forward stock splits of the Company’s Common Stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio to be determined by the Board (but not less than 1-for-2 and not greater than 1-for-10), to maintain compliance with Nasdaq Listing Rule 5810(c)(3)(A) and to support the Company’s strategic objectives, including its exploration of digital asset initiatives, and, at the discretion of the Board of Directors, a corresponding reduction in the number of authorized shares of common stock (the “Split Authorization”) (Proposal 4);

(5)	To approve a conditional amendment to increase authorized Common Stock in order to satisfy outstanding contractual or derivative-security obligations (the “Increase Proposal”) (Proposal 5);

(6)	To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 6); and

(7)	To transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 THROUGH 6.

The record date for the Special Meeting is Monday, October 20, 2025. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

Uniondale, New York

October 21, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON NOVEMBER 24, 2025

The Notice of Special Meeting of Stockholders and Proxy Statement are available at:

www.proxyvote.com

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ProPhase Labs, Inc.

626 RXR Plaza, 6th Floor

Uniondale, New York 11556

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

to be held November 24, 2025

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ProPhase Labs, Inc.

626 RXR Plaza, 6th Floor

Uniondale, New York 11556

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of ProPhase Labs, Inc. (the “Company,” “we,” “our,” or “us,” as the context requires) is providing this proxy statement (this “Proxy Statement”) to solicit your proxy in connection with a Special Meeting of Stockholders (the “Special Meeting”), which will be held at 273 Merrick Road, Lynbrook, NY 11563, on Monday, November 24, 2025, at 10:00 a.m., Eastern Time. The Board is requesting your vote on the proposals described in this Proxy Statement. This Proxy Statement and the Notice of Special Meeting, along with the accompanying proxy card, or voting instruction form, as applicable, are being mailed to stockholders on or about October 31, 2025.

Q:	Who is soliciting the proxies?

A:	We are soliciting proxies in the form enclosed on behalf of the Board. Our Board has selected Ted Karkus and Lance Bisesar (the “Named Proxies”) to vote all shares for which the Company has been appointed to act as proxy at the Special Meeting. The Named Proxies will vote any properly executed proxy, if received in time and not revoked, at the Special Meeting in accordance with your directions. The Named Proxies will vote any signed proxy that fails to specify a choice on any proposal to be acted upon at the Special Meeting in accordance with the Board’s voting recommendations (as described below in “What are the Board’s voting recommendations?”), and, in the Named Proxies’ discretion, FOR or AGAINST such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Q:	What information is contained in these materials?

A:	This Proxy Statement contains information related to the proposals to be voted on at the Special Meeting, the voting process and other required information.

Q:	What proposals will be voted on at the Special Meeting?

A:	There are six matters on which a vote is scheduled at the Special Meeting:

(1)	To approve an amendment to the Company’s Certificate of Incorporation to clarify that the Company may acquire, hold, exchange, and manage digital assets, blockchain-based instruments, as part of a digital asset and corporate crypto treasury management strategy (the “Digital Asset Charter Amendment”) (Proposal 1);

(2)	To approve an amendment to the Company’s Certificate of Incorporation to create a new class of “Digital Treasury Shares” (or such other designation as the Board may determine), that may represent fractional or tokenized interests in digital or blockchain-based assets (the “Digital Treasury Shares Proposal”) (Proposal 2);

(3)	To authorize the potential issuance of digital tokens or tokenized securities representing up to 4.99% of the Company’s outstanding equity, for use in financing, compensation, strategic partnerships, or treasury operations in furtherance of the Company’s digital asset strategy (the “Tokenized Issuance”) (Proposal 3);

(4)	To approve an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further shareholder approval, to effect one or more reverse or forward stock splits of the Company’s Common Stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio to be determined by the Board (but not less than 1-for-2 and not greater than 1-for-10), to maintain compliance with Nasdaq Listing Rule 5810(c)(3)(A) and to support the Company’s strategic objectives, including its exploration of digital asset initiatives, and, at the discretion of the Board of Directors, a corresponding reduction in the number of authorized shares of common stock (the “Split Authorization”) (Proposal 4);

(5) (6)

To approve a conditional amendment to increase authorized Common Stock in order to satisfy outstanding contractual or derivative-security obligations (the “Increase Proposal”) (Proposal 5); and

To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 6).

We will also consider and vote upon any other business properly brought before the Special Meeting, or any adjournment or postponement thereof. However, our Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the meeting.

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Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

●	FOR an amendment to the Company’s Certificate of Incorporation to clarify that the Company may acquire, hold, exchange, and manage digital assets, blockchain-based instruments, as part of a digital asset and corporate crypto treasury management strategy (the “Digital Asset Charter Amendment”) (Proposal 1);

●	FOR an amendment to the Company’s Certificate of Incorporation to create a new class of “Digital Treasury Shares” (or such other designation as the Board may determine), that may represent fractional or tokenized interests in digital or blockchain-based assets (the “Digital Treasury Shares Proposal”) (Proposal 2);

●	FOR the potential issuance of digital tokens or tokenized securities representing up to 4.99% of the Company’s outstanding equity, for use in financing, compensation, strategic partnerships, or treasury operations in furtherance of the Company’s digital asset strategy (the “Tokenized Issuance”) (Proposal 3);

●	FOR an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further stockholder approval, to effect one or more reverse or forward stock splits of the Company’s Common Stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio to be determined by the Board (but not less than 1-for-2 and not greater than 1-for-10), to maintain compliance with Nasdaq Listing Rule 5810(c)(3)(A) and to support the Company’s strategic objectives, including its exploration of digital asset initiatives, and, at the discretion of the Board of Directors, a corresponding reduction in the number of authorized shares of common stock (the “Split Authorization”) (Proposal 4);

● ●

FOR a conditional amendment to increase authorized Common Stock in order to satisfy outstanding contractual or derivative-security obligations (the “Increase Proposal”) (Proposal 5); and

FOR the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 6).

Q:	What shares may I vote?

A:	You may vote all shares of the Company’s common stock, par value $0.0005 per share, that you own as of the close of business on October 20, 2025 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and
2.	those held for you as the beneficial owner through a bank, broker, or similar institution at the close of business on the Record Date.

Each share of common stock is entitled to one vote.

The Board of Directors has fixed the close of business on October 20, 2025 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Special Meeting.

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As of the date of this preliminary proxy statement, the Company does not yet know the number of shares of common stock that will be outstanding on the record date. The exact number of shares entitled to vote will be provided in the definitive proxy statement.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most Company stockholders hold their shares through a bank, broker or similar institution rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company LLC, you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to vote your shares in person at the Special Meeting or to grant a proxy to vote your shares to the Company or any other person who will appear in person at the Special Meeting, and any adjournment or postponement thereof, and vote your shares on your behalf.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or similar institution, you are considered the beneficial owner of shares held in street name, and your bank, broker or nominee is forwarding these proxy materials to you. Your bank, broker, or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your bank, broker, or nominee has enclosed a voting instruction form for you to use.

Q:	May I attend the Special Meeting in person?

A.

If you are a stockholder of record, you are invited to attend the Special Meeting and vote your shares in person at the Special Meeting.

If you are a beneficial owner, you may not vote your shares in person at the Special Meeting unless you obtain a signed proxy from your bank, broker or other nominee giving you the right to vote the shares in person at the Special Meeting.

All stockholders attending the Special Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the meeting. By attending the Special Meeting, stockholders agree to abide by the agenda and procedures for the Special Meeting, copies of which will be distributed to attendees at the meeting.

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Q:	How can I vote my shares in person at the Special Meeting?

A:

If you are a stockholder of record, you may vote shares you hold directly in your name at the Special Meeting. If you choose to attend the Special Meeting, please bring the enclosed proxy card. Voting in person at the Special Meeting will revoke any proxy you submitted earlier.

If you are the beneficial owner of shares held in street name and your bank, broker, or nominee is forwarding these proxy materials to you, you may vote the shares in person at the Special Meeting only if you have obtained a signed proxy from your bank, broker, or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Special Meeting?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your bank, broker, or other nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction form provided by your bank, broker or nominee.

By Mail. If you hold your shares directly in your name as the stockholder of record, you may vote by mail by following the instructions provided on your proxy card and mailing the proxy card in the enclosed, postage prepaid and addressed envelope. If you hold your shares in street name, you may vote by mail by following the voting instruction form provided by your bank, broker or nominee and mailing the proxy card in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions on your proxy card or voting instruction form, your shares will be voted as you instruct at the Special Meeting. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

On the Internet. If you hold your shares directly in your name as the stockholder of record you may vote online at www.proxyvote.com by following the online instructions (have your proxy card available when you access the website). If you hold your shares in street name and the firm that holds your shares offers online voting, your broker voting instruction form will contain instructions on how to vote online. If you vote online, you do not need to mail in your proxy card.

By Telephone. If you hold your shares directly in your name as the stockholder of record you may vote by telephone by following the instructions on your proxy card (have your proxy card available when you call). If you hold your shares in street name and the firm that holds your shares offers voting by telephone, your broker voting instruction form will contain instructions on how to vote by telephone. If you vote by telephone, you do not need to mail in your proxy card.

Q:	May I change or revoke my vote?

A:

Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Special Meeting.

If you hold your shares directly and returned your proxy by mail, you must (a) provide written notice of revocation to the Secretary of the Company, (b) timely deliver a valid, later-dated proxy, or (c) vote in person at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to the Secretary of the Company before the Special Meeting or you vote at the Special Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Special Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or nominee. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until the cut-off time stated in the proxy instructions.

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Q:	How are votes counted?

A:

Each proposal will be decided based on the voting standards required under the Company’s Certificate of Incorporation, Bylaws, and the Delaware General Corporation Law.

Proposal 1 (Digital Asset Charter Amendment) requires the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal under Article 6 of the Certificate of Incorporation and Section 242(b)(1) of the Delaware General Corporation Law. Broker non-votes and abstentions will be counted for purposes of determining the presence of a quorum but will not be counted as votes “for” the proposal, and therefore will have the same effect as votes “against.”

Proposal 2 (Digital Treasury Shares Proposal) also requires the affirmative vote of a majority of the outstanding shares entitled to vote, and if the amendment affects the rights of any class of stock, the affirmative vote of a majority of the outstanding shares of such class voting separately, as required by Article 4 and Article 6 of the Certificate of Incorporation and Section 242(b)(2) of the Delaware General Corporation Law. Broker non-votes and abstentions will count for quorum but will have the same effect as votes “against.”

Proposal 3 (Tokenized Issuance Authorization), which seeks approval to authorize the potential issuance of digital tokens or tokenized securities representing up to 4.99% of the Company’s equity, requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting, in accordance with Article II, Section 12 of the Bylaws. Because this proposal is considered non-routine, brokers may not vote on it without instructions from the beneficial owner. Broker non-votes will be counted for quorum purposes but will not be counted as votes “for” or “against,” and abstentions will have no effect on the outcome.

Proposal 4 (Split Authorization), which authorizes an amendment to the Certificate of Incorporation to permit the Board to effect one or more reverse or forward stock splits within a specified range, requires the affirmative vote of a majority of the outstanding shares entitled to vote under Article 6 of the Certificate of Incorporation and Section 242(b)(1) of the Delaware General Corporation Law. Broker non-votes and abstentions will be counted for quorum but will not be counted as “for” votes, and thus will have the same effect as votes “against.”

Proposal 5 (Authorized Stock Increase), which amends the Certificate of Incorporation to increase the number of authorized shares of common stock, also requires the affirmative vote of a majority of the outstanding shares entitled to vote, in accordance with Article 6 of the Certificate of Incorporation and Section 242(b)(1) of the Delaware General Corporation Law. Broker non-votes and abstentions will be counted for quorum purposes but will have the same effect as votes “against.”

Proposal 6 (Adjournment Proposal), which allows the Company to adjourn the meeting to solicit additional proxies if necessary or appropriate, requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting under Article II, Section 12 of the Bylaws. This proposal is considered a routine matter on which brokers have discretionary authority to vote. Abstentions will be counted for quorum purposes but are not expected to affect the outcome of the vote.

Q:	What happens if I abstain from voting?

A:	If an executed proxy card or voting instruction form is returned and the stockholder has explicitly abstained from voting on any proposal, the shares represented by the proxy will be considered present at the Special Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of any proposal.

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Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine.” One proposal, Proposal 6, is considered in this Special Meeting are routine. Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as amending the Company’s Certificate of Incorporation to clarify that the Company may acquire, hold, exchange, and manage digital assets and blockchain-based instruments as part of a digital asset and corporate crypto treasury management strategy (Proposal 1), amending the Company’s Certificate of Incorporation to create a new class of “Digital Treasury Shares” (or such other designation as the Board may determine), that may represent fractional or tokenized interests in digital or blockchain-based assets (Proposal 2), authorizing the potential issuance of digital tokens or tokenized securities representing up to 4.99% of the Company’s outstanding equity, for use in financing, compensation, strategic partnerships, or treasury operations in furtherance of the Company’s digital asset strategy (Proposal 3), amending the Company’s Certificate of Incorporation to effect, at the Board’s discretion and without further stockholder approval, one or more reverse or forward stock splits at any ratio between 1-for-2 and 1-for-10, or to refrain from effecting any split as circumstances warrant (Proposal 4), conditionally amending the Company’s Certificate of Incorporation to increase authorized Common Stock in order to satisfy outstanding contractual or derivative-security obligations (Proposal 5). Proposal 6, to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 6) is routine and brokers may vote in their discretion. Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Special Meeting, but because they are not votes that are cast, they will count as “against” and not “for” on the outcome of Proposal 1, Proposal 2, Proposal 3, Proposal 4, or Proposal 5. Every broker non-voted share on Proposals 1-5 counts “against.”

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the proposals.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all proxy cards and voting instruction forms you receive.

Q:	Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K following the Special Meeting.

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SECURITY OWNERSHIP

The following table sets forth information regarding ownership of our common stock as of April 29, 2025 by (a) each person known to the Company to own more than 5% of the outstanding shares of our common stock, (b) each director and nominee for director of the Company, (c) the named executive officers for the last completed fiscal year of December 31, 2024 and (d) all directors, nominees, and current executive officers as a group as of April 29, 2025. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

Name of Beneficial Owners	Common Stock Beneficially Owned(1)	Percent of Class (%)(2)
Officers and Directors
Ted Karkus(3)	3,215,329	7.6%
Jed Latkin	—	—
Louis Gleckel, MD(4)	436,340	1.0%
Warren Hirsch(5)	232,500	*
All Current Directors and Executive Officers (4 persons)(6)	4,109,169	9.6%

* Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 (“Rule 13d-3”) under the Exchange Act, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power.

(2)	The percentage of class is calculated in accordance with Rule 13d-3 based on 41,879,017 shares outstanding on April 29, 2025. Shares of common stock that a person has the right to acquire within 60 calendar days of April 29, 2025 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all executive officers and directors as a group.

(3)	Includes 138,600 shares held by Mr. Karkus’ son who resides with him and for which Mr. Karkus may be deemed the beneficial owner. Does not include the Unvested Warrants. See Related Party Transactions.

(4)	Includes options to purchase 332,5000 shares that are vested or will vest within 60 days of April 29, 2025.

(5)	Includes options to purchase 232,500 shares that are vested or will vest within 60 days of April 29, 2025.

(6)	Includes options to purchase 990,000 shares that are vested or will vest within 60 days of April 29, 2025.

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PROPOSAL 1 – AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO CLARIFY THAT THE COMPANY MAY ACQUIRE, HOLD, EXCHANGE, AND MANAGE DIGITAL ASSETS, BLOCKCHAIN-BAED INSTRUMENTS, AS PART OF A DIGITAL ASSET AND CORPORATE CRYPTO MANAGEMENT STRATEGY

The Board of Directors has approved, and recommends that the stockholders approve, an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to expressly authorize the Company to acquire, hold, exchange, invest in, and otherwise manage digital assets, cryptocurrencies, tokens, stablecoins, and other blockchain-based or distributed-ledger instruments as part of its treasury, cash-management, and risk-management operations. The Amendment is intended to modernize the Company’s charter and provide clear corporate authority for activities that are increasingly recognized as legitimate financial-technology tools when conducted in compliance with applicable law.

The Board has also determined that it is in the best interest of the Company to explore the adoption and execution of a crypto treasury strategy, positioning the Company as a pioneer in the intersection between life sciences and financial innovation. An increase in the authorized shares of common stock will provide the Company with the necessary flexibility in capital structure to effectively implement such a strategy. By increasing the authorized shares to 1 billion shares, it transforms the structure of the Company to have the flexibility to attract and execute on the optimal crypto treasury strategy. The Company is currently working with a team of expert crypto treasury advisors to execute on such a strategy.

Formulation and execution of an effective crypto treasury strategy will bolster Company efforts to diversify its treasury assets and leverage the potential of blockchain-based digital currencies. The Company’s crypto treasury strategy may include the acquisition and long-term holding of select digital assets, including Bitcoin, giving Company investors regulated access to the rapidly evolving digital asset landscape.

The Amendment does not alter the Company’s principal business purpose, nor does it authorize the Company to operate as a cryptocurrency exchange, broker-dealer, investment adviser, or money-transmission business unless and until properly registered or licensed. Instead, the Amendment clarifies that the Company may, within Board-approved risk-management policies, (i) hold or accept digital assets received in commercial transactions or partnerships, (ii) maintain limited digital-asset positions as part of treasury-diversification or yield-management strategies, and (iii) utilize blockchain-based instruments for settlement, record-keeping, or transactional efficiency. Any such activities would be conducted through regulated or duly qualified counterparties and custodians, subject to robust compliance with U.S. securities, anti-money-laundering, and sanctions laws.

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Rationale for the Amendment

The Board believes that expressly acknowledging digital-asset and blockchain-based activities in the Certificate of Incorporation will:

1. Enhance Legal Clarity. Although Delaware law already provides corporations with broad investment powers, explicit authorization eliminates ambiguity in applying traditional corporate-purpose provisions to emerging digital-asset instruments.

2. Support Innovation and Treasury Flexibility. The Company seeks to remain adaptive to evolving financial-technology infrastructure, including blockchain-based settlement systems, tokenized cash equivalents, and distributed-ledger treasury instruments.

3. Reinforce Compliance and Governance. Codifying this authority ensures that any digital-asset activity occurs within a framework overseen by the Board of Directors, consistent with internal control standards, financial reporting obligations, and applicable law.

4. Improve Transparency and Investor Confidence. The Amendment communicates to stockholders, regulators, auditors, and strategic partners that the Company has a clearly defined governance structure for any digital-asset activity.

The Board determined that including this authority in the Company’s charter is a prudent modernization step that enhances strategic optionality without increasing risk to stockholders.

Effect of Approval

If stockholders approve this proposal, the Company will file a Certificate of Amendment with the Secretary of State of the State of Delaware substantially in the form attached to this proxy statement as Annex A. The Amendment will become effective upon filing. The Company’s existing powers and rights under the Delaware General Corporation Law will remain unchanged. The Amendment will not by itself result in any issuance of securities, change to authorized capital, or modification of stockholder rights. Management will continue to operate the Company’s treasury in accordance with policies adopted and reviewed by the Board of Directors.

If the proposal is not approved, the Company’s Certificate of Incorporation will remain unchanged. While the Company would retain general statutory authority to hold and invest corporate funds, management and counterparties may face uncertainty regarding the Company’s ability to engage in or report on digital-asset-related transactions, which could limit flexibility in strategic and treasury operations.

The amendment will not change the number of shares of common stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our common stock.

Procedure for Implementing the Amendment

The amendment will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Exhibit 2. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

Interests of Officers and Directors in this Proposal

The officers and directors of the Company do not have any substantial interest, direct or indirect, in this proposal.

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No Appraisal or Dissenters’ Rights

Under Delaware law, stockholders are not entitled to appraisal or dissenters’ rights in connection with the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock.

Risk Considerations

Implementation of the Amendment may subject the Company to risks associated with digital-asset markets, including market volatility, evolving accounting standards, potential regulatory changes, cybersecurity and custody considerations, and operational challenges in integrating blockchain technologies. The Company intends to mitigate these risks through conservative allocation limits, use of qualified custodians, and compliance with all applicable laws and regulations. Additional risks are discussed in the section titled “Risk Factors” beginning on page 26 of this proxy statement.

Text of the Proposed Amendment

Digital Asset and Blockchain-Based Activities. Notwithstanding anything to the contrary in this Certificate of Incorporation, the Corporation is expressly authorized to acquire, hold, exchange, invest in, and otherwise manage digital assets, cryptocurrencies, tokens, stablecoins, blockchain-based instruments, and similar distributed-ledger assets as part of its treasury, cash-management, and risk-management operations, in accordance with risk-management policies and procedures established by the Board of Directors and in compliance with applicable law. The Corporation may engage in treasury, settlement, and strategic transactions using blockchain technologies and may utilize, retain, and settle transactions in such digital or blockchain-based assets as determined by the Board of Directors to be in the best interests of the Corporation and its stockholders.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the Company’s outstanding common stock entitled to vote at the meeting. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CLARIFY THAT THE COMPANY MAY ACQUIRE, HOLD, EXCHANGE, AND MANAGE DIGITAL ASSETS, BLOCKCHAIN-BAED INSTRUMENTS, AS PART OF A DIGITAL ASSET AND CORPORATE CRYPTO MANAGEMENT STRATEGY

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PROPOSAL 2 – TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATION TO CREATE A NEW CLASS OF “DIGITAL TREASURY SHARES” (OR SUCH OTHER DESIGNATION AS THE BOARD MAY DETERMINE), THAT MAY REPRESENT FRACTIONAL OR TOKENIZED INTERESTS IN DIGITAL OR BLOCKCHAIN-BASED ASSETS

Overview

The Board of Directors has approved, and recommends that the stockholders approve, an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to expressly authorize the Company to acquire, hold, exchange, invest in, and otherwise manage digital assets, cryptocurrencies, tokens, stablecoins, and other blockchain-based or distributed-ledger instruments as part of its treasury, cash-management, and risk-management operations. The Amendment is intended to modernize the Company’s charter and provide clear corporate authority for activities that are increasingly recognized as legitimate financial-technology tools when conducted in compliance with applicable law.

The Board of Directors has approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation (the “Digital Treasury Stock Amendment”) to authorize a new class of capital stock designated as “Digital Treasury Shares” (or such other designation as the Board may determine). This new class of stock would be issued and maintained by the Company as non-voting, non-dividend-bearing digital shares that may represent fractional or tokenized interests in digital or blockchain-based assets held by or on behalf of the Company. The purpose of this amendment is to provide a transparent, auditable, and technologically advanced mechanism for the Company to record, manage, and, where appropriate, represent beneficial interests in certain digital assets, blockchain-recorded instruments, or tokenized securities that may form part of the Company’s digital-asset and treasury strategy.

Purpose and Background

The Company’s Board believes that blockchain-based recordkeeping and digital-asset management technologies offer the potential to improve capital efficiency, regulatory traceability, and shareholder transparency. The Digital Treasury Shares would allow the Company to:

- Segregate and record on-chain holdings of digital or blockchain-based assets within a distinct capital-stock class under Delaware law;

- Represent fractionalized interests in corporate digital assets or blockchain-recorded instruments, without transferring control or economic rights to third parties; and

- Develop a foundation for tokenized equity or treasury-asset operations, consistent with emerging fintech frameworks and SEC interpretive guidance.

This amendment is not intended to alter existing Common Stock rights or to authorize any immediate tokenized offering to the public. Instead, it provides an enabling structure for the Company’s long-term blockchain-integration strategy.

Key Features of the Digital Treasury Shares

- Authorization and Classification – The Digital Treasury Shares will be a separate class of capital stock authorized under the Company’s Certificate of Incorporation, with such number of authorized shares as the Board may determine.

- Ownership and Custody – The shares will be recorded and maintained by the Company in its corporate treasury, potentially on a blockchain ledger administered by a regulated transfer agent or qualified blockchain custodian.

- Non-Voting, Non-Dividend-Bearing – Holders (if any) will have no voting rights or entitlement to dividends. The class is intended primarily for internal corporate and accounting purposes.

- Fractional or Tokenized Representation – The shares may represent fractional interests in specific blockchain-based assets or on-chain accounts held by the Company.

- Exchange and Conversion – The Digital Treasury Shares will not be exchange-traded and will not be convertible into Common Stock except as approved by the Board in compliance with securities laws.

- Regulatory Compliance – Any issuance or transfer of such shares would be conducted under applicable federal and state securities laws, and in consultation with counsel to ensure compliance with SEC, FINRA, and Nasdaq requirements.

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Strategic Rationale

The Board views this amendment as an important step in the evolution of corporate digital-asset governance. By establishing a separate class of Digital Treasury Shares:

-The Company can segregate digital-asset exposure from operating capital and common equity;

- Management can demonstrate transparency in blockchain-recorded assets and tokenized instruments;

- The Company can prepare for potential SEC-regulated tokenization frameworks, including transfer-agent-based digital securities; and

- The Company can pursue pilot programs for digital-asset treasury management in collaboration with regulated custodians, auditors, and blockchain-technology partners.

This authorization enables the Company to remain technology-neutral yet innovation-ready, supporting compliance, auditability, and capital-markets adaptability.

Regulatory and Legal Considerations

The Company acknowledges that digital or tokenized equity instruments are subject to complex and evolving regulatory oversight. No Digital Treasury Shares will be issued to the public or third parties unless (i) registered under the Securities Act of 1933 or (ii) issued under a valid exemption. The Company will comply with:

- Delaware General Corporation Law §151 (authorization of new classes of stock);

- Securities Act Sections 5 and 12(g);

- Exchange Act periodic-reporting and proxy-disclosure requirements; and

- Nasdaq Listing Rules 5635(c) and (d) with respect to equity compensation and 20% issuance thresholds.

Any blockchain or distributed-ledger use will occur through SEC-registered or qualified infrastructure providers.

Potential Risks

Stockholders should carefully consider that:

- The regulatory status of blockchain-recorded or tokenized instruments remains subject to change;

- Development or deployment of on-chain equity records may require significant compliance, legal, and audit resources;

- No assurance can be given that the Digital Treasury Shares will achieve intended efficiency or transparency benefits; and

- The creation of this new class may not directly result in near-term financial benefit and may involve future accounting and cybersecurity risks.

Additional risks are discussed in the section titled “Risk Factors” beginning on page 26 of this proxy statement and in the Company’s periodic SEC filings.

Effect on Existing Stockholders

The creation of the Digital Treasury Shares will not affect the number of authorized or outstanding shares of Common Stock or Preferred Stock. The rights of existing stockholders, including voting power, dividend rights, and liquidation preferences, will remain unchanged.

Accounting Treatment

The authorization of the new class will not affect the Company’s total stockholders’ equity. If any tokenized or blockchain-based assets are recorded as represented by Digital Treasury Shares, such assets will be measured and disclosed in accordance with applicable accounting standards and SEC guidance.

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Procedure for Implementing the Amendment

The amendment will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Exhibit 3. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

Interests of Officers and Directors in this Proposal

The officers and directors of the Company do not have any substantial interest, direct or indirect, in this proposal.

Text of the Proposed Amendment

Digital Treasury Shares. The Corporation is hereby authorized to issue a new class of capital stock designated as “Digital Treasury Shares” (or such other name as determined by the Board of Directors). The Digital Treasury Shares shall have such rights, preferences, and limitations as determined by the Board from time to time, consistent with Delaware law, including the right to represent fractional or tokenized interests in digital or blockchain-based assets held by the Corporation. The Board is authorized to determine the number of shares constituting this class and to establish the mechanisms for recordkeeping, custody, and verification of such shares, including the use of distributed-ledger or blockchain technology for corporate record purposes, consistent with applicable law.

Federal Income-Tax Consequences

Approval of this amendment will have no immediate U.S. federal income-tax consequences to the Company or its stockholders.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the Company’s outstanding common stock entitled to vote. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal 2.

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PROPOSAL 3 – ISSUANCE OF DIGITAL TOKENS OR TOKENIZED SECURITIES REPRESENTING UP TO 4.99% OF THE COMPANY’S OUTSTANDING EQUITY, FOR USE IN FINANCING, COMPENSATION, STRATEGIC PARTNERSHIPS, OR TREASURY OPERATIONS IN FURTHERANCE OF THE COMPANY’S POTENTIAL DIGITAL ASSET STRATEGY (THE “TOKENIZED ISSUANCE”)

Overview

The Board of Directors has approved, subject to stockholder approval, a proposal authorizing the Company to issue, from time to time, digital tokens or tokenized securities that in the aggregate would represent up to 4.99% of the Company’s outstanding equity securities (the “Tokenized Issuance”). The Tokenized Issuance is intended to provide a flexible framework to explore innovative capital-markets structures and blockchain-based financial instruments in connection with the Company’s potential digital asset and corporate treasury management strategy. Any issuance would be conducted in compliance with applicable U.S. securities laws, Nasdaq Listing Rules, and state corporate law, and subject to Board approval of specific terms, timing, and counterparties.

Purpose of the Proposal

The Tokenized Issuance would authorize the Board to evaluate and implement limited digital-asset or tokenized-equity initiatives aligned with the Company’s strategic objectives, including:

1. Financing Transactions: Structuring small, pilot-scale tokenized financing rounds or security tokens representing limited equity interests, consistent with exemptions under Regulation D, Regulation S, or other applicable frameworks.

2. Compensation and Incentive Mechanisms: Using tokenized representations of restricted equity or phantom units to enhance transparency and alignment of interests among employees, consultants, and directors.

3. Strategic Partnerships and Collaborations: Issuing digital tokens or tokenized instruments to joint-venture or technology partners as consideration for blockchain-based initiatives or shared intellectual-property development.

4. Treasury and Corporate Digital-Asset Operations: Utilizing tokenized securities within the Company’s internal treasury framework for on-chain recordkeeping, compliance testing, and integration with blockchain-based financial infrastructure.

The authorization will help position the Company at the forefront of digital-asset infrastructure and tokenization technology, while maintaining full compliance with existing U.S. securities laws.

Regulatory Compliance Framework

The Company recognizes that digital tokens and tokenized securities may constitute “securities” under Section 2(a)(1) of the Securities Act of 1933 and related judicial and administrative interpretations. Accordingly, no public issuance or trading of such instruments will occur absent (i) an effective registration statement or (ii) a valid exemption from registration. All future Tokenized Issuances would be:

- Approved by the Board of Directors and, if applicable, the Audit and Compliance Committees;

- Structured to comply with Nasdaq Listing Rules 5635(c) and (d);

- Conducted under Regulation D, Regulation S, or Regulation CF exemptions, as applicable;

- Implemented through licensed transfer agents, custodians, or blockchain-infrastructure providers capable of meeting SEC and FINRA compliance standards; and

- Reported in subsequent Form 8-K and Form 10-Q/10-K filings describing material terms and regulatory treatment.

This authorization does not by itself create or register any specific token or digital-asset instrument.

Any issuance of digital tokens or tokenized securities will be conducted in compliance with all applicable federal and state securities laws, as well as Nasdaq and other relevant exchange rules. The regulatory landscape for digital assets and tokenized securities continues to evolve rapidly, and the Company may be required to seek interpretive advice or no-action relief from the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority (FINRA), or other regulatory bodies. In addition, issuance or transfer of digital tokens may be delayed or conditioned on the availability of appropriate broker-dealers, transfer agents, qualified custodians, or blockchain infrastructure service providers that meet applicable SEC, FINRA, and state law standards. The Company’s ability to implement or complete any proposed tokenized issuance is subject to ongoing regulatory review and may be affected by changes in law, policy, or regulatory interpretation. The Board of Directors reserves the right to modify or abandon any planned issuance if, in its sole discretion, it determines that the legal, regulatory, tax, or operational risks are excessive or cannot be adequately mitigated.

Strategic Rationale

The Board believes that emerging digital-asset markets and blockchain-based capital-formation mechanisms represent a long-term opportunity to enhance liquidity, efficiency, and transparency in the Company’s capital structure. Approval of the Tokenized Issuance would enable the Company to conduct controlled, compliant pilot programs in tokenized finance; facilitate partnerships with regulated digital-asset exchanges, custodians, and blockchain networks; strengthen the Company’s reputation as an innovator in financial-technology integration; and provide flexibility to use tokenized equity for incentive alignment, partnership equity swaps, or future treasury functions. This proposal represents a limited authorization (capped at 4.99% of outstanding shares) to ensure compliance with Nasdaq and SEC thresholds while permitting meaningful strategic experimentation.

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Risk Considerations

While the Company intends to proceed cautiously and in compliance with applicable law, stockholders should consider the following risks:

- Regulatory Uncertainty: The regulatory status of digital tokens, stablecoins, and tokenized securities remains subject to evolving SEC, CFTC, and state interpretations.

- Market Acceptance: Tokenized instruments may face limited liquidity or acceptance by traditional investors.

- Operational and Cybersecurity Risks: Digital-asset custody, key management, and smart-contract execution introduce technology-specific risks.

- Dilution: Although the authorization is capped at 4.99%, any actual issuance may modestly dilute existing stockholders’ equity and voting interests.

- Accounting and Tax Treatment: The accounting classification and tax consequences of tokenized securities are subject to evolving guidance.

Additional risks are discussed in the section titled “Risk Factors” beginning on page 26 of this proxy statement and in the Company’s periodic SEC filings.

Interests of Officers and Directors in this Proposal

The officers and directors of the Company do not have any substantial interest, direct or indirect, in this proposal.

Procedure for Implementing the Amendment

The amendment will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Exhibit 4. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

Text of the Proposed Amendment

Authorization for Issuance of Digital Tokens or Tokenized Securities. The Corporation is expressly authorized, subject to compliance with applicable law, the rules of any national securities exchange on which its securities are listed, and the terms and conditions set by the Board of Directors, to issue, from time to time, digital tokens or tokenized securities, which in the aggregate shall represent no more than 4.99% of the Corporation’s then-outstanding equity securities. Such tokens or tokenized securities may be issued for purposes of financing, compensation, strategic partnerships, or treasury operations in furtherance of the Corporation’s digital asset and corporate treasury management strategy. The Board of Directors shall have authority to establish the rights, preferences, restrictions and terms of such instruments, and to determine the mechanisms for their issuance, recordkeeping, and transfer, including the use of blockchain or distributed-ledger technologies, in each case as permitted by applicable law.

Implementation

If approved, the Board may, at any time, authorize one or more Tokenized Issuances within the 4.99% aggregate cap. Each issuance would be supported by a legal opinion of counsel confirming compliance with applicable securities-law exemptions, and, if necessary, a corresponding Nasdaq notification under Listing Rule 5635. The Company expects that any tokens or digital securities would be issued and recorded using blockchain infrastructure operated by a regulated transfer agent or qualified blockchain custodian, ensuring on-chain record integrity consistent with SEC Rule 17Ad-20.

No Immediate Dilution or Capital Impact

Approval of this proposal would not immediately change the number of outstanding shares or affect the Company’s financial statements. Any issuance would occur only after Board approval of definitive terms and compliance review. The par value, dividend rights, and voting powers of existing Common Stock would remain unchanged.

Federal Income-Tax Consequences

The issuance of digital tokens or tokenized securities authorized by this proposal is not expected to have immediate U.S. federal income tax consequences for the Company or its stockholders at the time of approval of this proposal. The tax treatment of any future issuance or transfer of digital tokens, however, may depend on the specific terms of such issuance, including the nature of the rights attached to the tokens, the manner of distribution, and the status of the recipients. Stockholders are urged to consult their own tax advisors regarding the U.S. federal, state, local, and non-U.S. tax consequences that may result from any actual receipt, transfer, or disposition of such tokens, as well as the reporting obligations applicable to digital assets. The Company does not intend to provide tax advice to individual stockholders. Any required tax reporting or withholding in connection with future issuances will be addressed at the time of such issuances, and the Company will comply with all applicable withholding and information reporting requirements. Stockholders are urged to consult their own tax advisers.

Vote Required

Approval of Proposal 3 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting. Because this proposal is considered non-routine, brokers may not vote on it without instructions from the beneficial owner. Broker non-votes will be counted for quorum purposes but will not be counted as votes “for” or “against,” and abstentions will have no effect on the outcome.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal 3.

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Proposal 4 - To approve an amendment to the Company’s Certificate of Incorporation authorizing the Board, without further shareholder approval, to effect one or more reverse or forward stock splits of the Company’s Common Stock, to set the timing of a stock split, or to refrain from taking such action, at a ratio to be determined by the Board (but not less than 1-for-2 and not greater than 1-for-10), to maintain compliance with Nasdaq Listing Rule 5810(c)(3)(A) and to support the Company’s strategic objectives, including its exploration of digital asset initiatives, and, at the discretion of the Board of Directors, a corresponding reduction in the number of authorized shares of common stock (the “Split Authorization”)

Overview

The Board of Directors has approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation (the “Split Authorization Amendment”) authorizing the Board, in its discretion and without further stockholder approval, to effect one or more reverse or forward stock splits of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of not less than one-for-two (1-for-2) and not greater than one-for-ten (1-for-10), or to determine not to effect any split. The Board would also have the authority, in its discretion, to implement a corresponding proportional reduction in the number of authorized shares of Common Stock in the Company’s Certificate of Incorporation. The purpose of this proposal is to provide the Board with flexibility to take corporate actions necessary to (i) maintain compliance with Nasdaq Listing Rule 5810(c)(3)(A) (minimum bid-price requirement); and (ii) support the Company’s strategic objectives, including its ongoing exploration of digital-asset and blockchain-based initiatives that may require the maintenance of a Nasdaq listing, adequate capital-markets access, and a stable trading range.

Rationale for the Proposal

Nasdaq Listing Rule 5550(a)(2) requires the Company’s Common Stock to maintain a minimum closing bid price of $1.00 per share. On December 26, 2024, we received a letter from the Listing Qualifications Staff (the “Staff”) of the Nasdaq indicating that the bid price for the Company’s common stock for the last 30 consecutive business days had closed below the minimum $1.00 per share required for continued listing under Nasdaq Listing Rule 5550(a)(2).

On May 19, 2025, the Company submitted a request to the Nasdaq for an 180-day extension to regain compliance with the Minimum Bid Price Requirement pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(ii). On June 25, 2025, the Company received a letter from the Nasdaq Staff advising that the Company had been granted a 180-day extension to December 22, 2025 to regain compliance with the Minimum Bid Price Requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

Pursuant to the Extension Notice, the Company has been granted an additional 180 calendar day period, until December 22, 2025, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the Company’s Class A ordinary shares must have a closing bid price of at least US$1.00 per share for a minimum of 10 consecutive business days. In the event that compliance cannot be demonstrated by December 22, 2025, the staff of Nasdaq will provide written notification that the Company’s securities will be delisted.

As of the date hereof, the Company has not regained compliance with the Bid Price Requirement.

The Company is calling this Special Shareholder Meeting to obtain shareholder approval of a proposal to enable the Company to effect a reverse stock split. At this time, the Company has not determined whether or not the Company is going to do a reverse stock split but prefers to have the option to do so. The crypto treasury strategy initiative may or may not affect the decision to do a reverse stock split. However, there can be no assurance that we will be able to regain compliance. If we fail to regain compliance with the Nasdaq continued listing standards, our common stock will be subject to delisting from the Nasdaq.

The primary purpose of authorizing the reverse stock split is to give the Company the ability to increase the per-share market price of the Company’s Common Stock to help ensure continued compliance with the minimum bid-price requirement for continued listing on The Nasdaq Capital Market. The Board believes that the reverse stock split may also make the Common Stock more attractive to a broader range of institutional and other investors. Although the Charter Amendment would also permit the Board to effect a forward stock split, the Board believes that the likelihood of implementing a forward split is remote. The flexibility to effect either type of split is included solely to avoid the need for an additional stockholder vote if future circumstances were to make a forward split advisable—for example, if the Company’s stock price were to increase significantly for an extended period. Given that the Company’s Common Stock has recently traded at approximately $0.50 per share, the Board’s current intent is to implement, if at all, a reverse stock split and not a forward stock split.

The proposed Split Authorization would allow the Board to implement a reverse stock split within that window should the market price fail to recover organically.

The Board also believes that maintaining a Nasdaq listing is critical to the Company’s ability to pursue strategic partnerships, potential financings, and technology collaborations in the digital-asset and blockchain sectors. A reverse or forward split, if implemented, may help sustain an appropriate per-share trading range that aligns with institutional investor and counterparties’ listing and custody requirements.

By granting the Board authority to select the timing and ratio of a reverse or forward split or to determine that no split is necessary stockholders provide management with flexibility to respond quickly to market conditions without the delay and cost of convening another special meeting. The Board would exercise this discretion only when it determines that such action is in the best interests of the Company and its stockholders.

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On July 22, 2025, ProPhase Labs, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), Convertible Notes (the “Notes”), Warrants (the “Warrants”), Security Agreement (the “Security Agreement”), Registration Rights Agreement (the “Registration Rights Agreement”), and Transfer Agent Reservation Letter (the “Transfer Agent Reservation Letter”) with two investors (the “Investors” or “Security Stockholders”) for a private placement of senior secured convertible notes (the “Notes”) and warrants (the “Warrants”). The Notes are convertible at a price equal to the lower of (i) 80% of the lowest volume-weighted average price (“VWAP”) for our common stock within the ten (10) trading days immediately preceding the conversion date and (ii) a fixed maximum price of $1.25 per share. The conversion price is also subject to a minimum conversion price (the “Floor Price”), which effectively establishes a set floor below which conversions may not occur. This structure establishes a clearly defined minimum conversion price, functionally a set floor price, intended to limit potential dilution. In the event that the Company is delisted, the floor price protection terminates.

Principal Effects of the Reverse or Forward Stock Split

If the Board elects to implement a reverse stock split:

- The number of issued and outstanding shares of Common Stock would be reduced proportionally in accordance with the selected ratio.

- Each stockholder’s percentage ownership and proportionate voting power would remain substantially unchanged, except for minor adjustments due to rounding of fractional shares.

- The par value of the Common Stock would remain unchanged.

- The number of shares reserved under the Company’s equity incentive plans and outstanding awards would be proportionally adjusted.

- The number of authorized shares may, at the Board’s discretion, be reduced proportionally to maintain a similar ratio between authorized and outstanding shares.

If the Board elects to implement a forward split, these effects would occur in the opposite direction.

Although the Board does not anticipate implementing a forward stock split, such a split would increase the number of issued and outstanding shares of Common Stock while proportionately reducing the per-share market price. The total number of authorized shares of Common Stock would remain unchanged unless otherwise approved by stockholders in a separate proposal. The Board reiterates that the possibility of a forward split is remote and is included in the Charter Amendment for flexibility only.

Fractional Shares

No fractional shares will be issued as a result of any reverse stock split. Fractional shares will be rounded up to the nearest whole share or, at the Company’s election, cashed out based on the closing market price of the Common Stock on the effective date of the split.

Effect on Authorized Shares

If the Board elects to implement a reverse split without reducing the total number of authorized shares, the proportion of authorized but unissued shares will increase correspondingly, which could have a potential dilutive effect in the future. The Board may, in its discretion, implement a corresponding reduction in authorized shares to mitigate this effect.

Effect on Compensation Plans and Outstanding Awards / Interests of Officers and Directors in this Proposal

The reverse or forward stock split is not expected to have any material effect on the compensation of the Company’s executive officers or directors. Under the terms of the Company’s equity incentive plans and outstanding equity awards, the number of shares issuable upon exercise or settlement and the corresponding exercise prices will be adjusted proportionally to reflect the applicable split ratio, preserving the intrinsic value of such awards immediately before and after the split.

Accounting Treatment

The reverse or forward split will have no effect on total stockholders’ equity. Per-share amounts (such as earnings per share and book value per share) will be proportionally adjusted to reflect the change in shares outstanding.

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Potential Risks of the Proposal

Implementation of the Split Authorization may not achieve the intended objectives. Among other risks:

- There can be no assurance that a reverse split will permanently increase the market price of the Common Stock or maintain Nasdaq compliance.

- Reduced float may impair liquidity and increase volatility.

- The increase in authorized but unissued shares (if not proportionally reduced) could permit future issuances that may dilute existing stockholders.

- Market participants may perceive a reverse split as a signal of weakness, potentially creating downward pressure on the stock price.

Additional risks are discussed in the section titled “Risk Factors” beginning on page 26 of this proxy statement and in the Company’s periodic SEC filings.

Implementation and Timing

If approved by stockholders, the Board may file the Certificate of Amendment with the Delaware Secretary of State at any time. The Board may elect to implement one or more splits within the approved range or to take no action. The Board will consider the Company’s compliance status, market conditions, and strategic factors before proceeding.

Procedure for Implementing the Amendment

The amendment will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Exhibit 5. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

Text of the Proposed Amendment

If approved, the following paragraph will be added to Article 4 of the Certificate of Incorporation:

Reverse or Forward Stock Split Authorization. Without further action by the stockholders, the Board of Directors is hereby authorized, at any time or from time to time, to effect one or more reverse or forward stock splits of the Corporation’s Common Stock, at a ratio of not less than one-for-two (1-for-2) and not greater than one-for-ten (1-for-10), with the specific ratio and timing of each split to be determined by the Board of Directors in its discretion, or to determine that no such action shall be taken. In connection with any such stock split, the Board of Directors may, in its discretion, effect a corresponding proportional reduction in the number of authorized shares of Common Stock. Upon the effectiveness of any such stock split, the outstanding shares of Common Stock shall be combined or subdivided, as applicable, and each holder shall hold the number of shares resulting from the application of the applicable ratio, with fractional shares to be rounded or settled in cash as determined by the Board of Directors.

Federal Income Tax Consequences

The reverse or forward stock split is expected to be a tax-free recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code. Stockholders should consult their own tax advisers regarding the particular tax consequences of the transaction to them, including any cash received for fractional shares.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the Company’s outstanding shares entitled to vote. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal 4.

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Proposal 5 - To approve a conditional amendment to increase authorized Common Stock in order to satisfy outstanding contractual or derivative-security obligations (the “Increase Proposal”)

Overview

The Board of Directors has approved, subject to stockholder approval, a conditional amendment to the Company’s Certificate of Incorporation (the “Increase Amendment”) to increase the number of authorized shares of common stock, par value $0.0001 per share (the “Common Stock”), from [current authorized] shares to [proposed authorized] shares. The amendment would be filed only if the Board determines that additional authorized shares are required to satisfy existing contractual and derivative-security obligations, including those arising under the Company’s outstanding $3 million senior secured promissory note bearing a 20% original issue discount (the “Note”), and related warrant coverage issued in the July 2025 financing (collectively, the “Financing Instruments”). The Increase Amendment will ensure that the Company maintains sufficient authorized and unissued Common Stock to honor its obligations under these Financing Instruments and any other previously issued convertible or derivative securities, thereby avoiding potential contractual defaults and preserving compliance with Nasdaq listing requirements.

Purpose of the Increase Amendment

The primary purpose of the Increase Amendment is to give the Board the discretion to increase the authorized Common Stock solely to satisfy and reserve shares for issuance upon conversion or exercise of the Company’s existing contractual obligations, including the $3 million 20% OID Note and related warrants. Approval of this proposal will prevent potential defaults under the Financing Instruments by ensuring adequate authorized share capacity; demonstrate the Company’s compliance with the share-reservation requirements contained in the Note; and preserve the Company’s flexibility to manage its capital structure and maintain its Nasdaq listing while it pursues strategic alternatives and digital-asset initiatives. The amendment will not be used to authorize or issue shares for new financings, acquisitions, or equity plans without additional stockholder approval where required by Nasdaq Listing Rule 5635.

Principal Effects of the Increase

If the Increase Amendment is filed, the total authorized Common Stock will rise from 1,000,000,000 to up to [—]. Shares outstanding will not change immediately but may increase as the Note and warrants are converted or exercised. Stockholders’ percentage ownership will be diluted only to the extent of actual conversions or exercises. The par value of the Common Stock will remain $0.0001 per share. Voting and economic rights otherwise remain unchanged.

Conditional Implementation

The Board will file the Certificate of Amendment only if it determines, based on then-outstanding obligations, that additional authorized shares are necessary to comply with the Share Reservation Covenant in the $3 million Note and related instruments. If sufficient authorized shares become available through other corporate actions (for example, a reverse split or share retirement), the Board may elect not to file the amendment.

Advantages and Disadvantages of Increasing Authorized Common Stock

There are certain advantages and disadvantages of increasing the Company’s authorized common stock.

The advantages include:

●	The ability to raise capital by issuing capital stock under future financing transactions, if any.

●	Having shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

●	In the event that additional shares of common stock are issued, dilution to the existing stockholders, including a decrease in our net income per share in future periods. This could cause the per-share market price of our stock to decline.

●	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board, at that time. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

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Potential Risks and Dilution

While the Increase Proposal is limited to satisfying pre-existing obligations, conversion of the Note and exercise of the warrants will result in issuance of additional Common Stock, which may dilute the ownership and voting interests of existing stockholders. Depending on the market price of the Common Stock at the time of conversion, such issuances could also exert downward pressure on the trading price. However, failure to approve the Increase Amendment could trigger a default under the Financing Instruments, accelerate repayment of the Note, or restrict the Company’s access to working capital. Additional risks are discussed in the section titled “Risk Factors” beginning on page 26 of this proxy statement and in the Company’s periodic SEC filings.

No Impact on Stockholder Rights

The amendment will not alter the relative rights, preferences, or limitations of existing shares. It solely increases the number of authorized shares available for issuance under existing obligations.

Interests of Officers and Directors in this Proposal

The officers and directors of the Company do not have any substantial interest, direct or indirect, in this proposal.

Accounting Treatment

The Increase Amendment itself will not affect the Company’s financial statements. Any subsequent issuance of Common Stock upon conversion or exercise of the Financing Instruments will be recorded as equity when issued under U.S. GAAP.

Federal Income Tax Consequences

Approval of the Increase Amendment has no immediate U.S. federal income tax effect on the Company or its stockholders. Stockholders may recognize income or gain upon conversion of the Note or exercise of warrants, depending on individual circumstances. Stockholders should consult their own tax advisers.

Procedure for Implementing the Amendment

The amendment will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Exhibit 7. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

Text of the Proposed Amendment

Conditional Increase of Authorized Shares.  The Board of Directors is authorized, in its discretion and without further stockholder approval, to file and make this amendment effective only if and to the extent that additional authorized shares of Common Stock are required to satisfy and reserve shares for issuance upon conversion or exercise of the Corporation’s outstanding contractual or derivative-security obligations, including without limitation any senior secured promissory notes, warrants, or other convertible or derivative securities issued prior to the date of adoption of this amendment, or as may be required to comply with share reservation covenants or contractual requirements in effect as of such date.

This amendment shall not be used to authorize or issue shares for new financings, acquisitions, or equity plans without additional stockholder approval where required by applicable law or the rules of any securities exchange on which the Corporation’s securities are then listed.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the Company’s outstanding shares entitled to vote. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal 5.

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PROPOSAL 6 - APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”) (Proposal 6).

Background and Rationale

The Board of Directors has determined that it is in the best interests of the Company and its shareholders to obtain approval to adjourn the Special Meeting in the event that the votes received at the Special Meeting are insufficient to approve Proposal 4 or any other proposal. If at the Special Meeting the number of shares of common stock present or represented and voting in favor of Proposal 4 (the “Split Authorization Proposal”) or any other proposal is insufficient to approve such proposal, our management intends to move to adjourn the Special Meeting to solicit additional proxies. If the Adjournment Proposal is approved, the meeting may be adjourned to another time or place, if necessary, to solicit additional proxies.

If the Special Meeting is adjourned for any reason, at any subsequent reconvened meeting the Company may submit the same proposals for stockholder approval that were set forth in the original notice of the Special Meeting. No other business may be transacted at the reconvened meeting. The Board may determine not to adjourn the meeting even if the Adjournment Proposal is approved, if it concludes that additional solicitation is unlikely to change the outcome of the vote.

Although the Adjournment Proposal relates specifically to the potential adjournment of the Special Meeting if there are insufficient votes to approve Proposal 4 (the “Split Authorization Proposal”), the authority to adjourn, if approved, could also be used in connection with any other proposal where additional solicitation of proxies may be appropriate.

If the Special Meeting is adjourned and reconvened within 30 days of the original date, no additional notice of the reconvened meeting will be required other than an announcement at the meeting. Because this is considered a routine matter under applicable Nasdaq rules, brokers may exercise discretion to vote uninstructed shares on the Adjournment Proposal. Unless you instruct otherwise, the persons named as proxies will vote in their discretion on any motion to adjourn the meeting.

Risk Factors

Additional risks are discussed in the section titled “Risk Factors” beginning on page 26 of this proxy statement and in the Company’s periodic SEC filings.

Interests of Officers and Directors in this Proposal

The officers and directors of the Company do not have any substantial interest, direct or indirect, in this proposal.

Vote Required

The vote required is the majority of the shares present in person or by proxy. This is a routine matter. Brokers may vote in their discretion. Broker non-voted shares are not expected to affect the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES.

Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, for all statements about future plans. Forward-looking statements include, among others, statements concerning: the Company’s expectations regarding the proposed reverse stock split and its potential effect on compliance with Nasdaq listing requirements; the anticipated impact of the proposed amendment to the Certificate of Incorporation authorizing digital-asset and blockchain-based treasury activities; the potential benefits of the amended equity incentive plan; the Company’s strategic objectives, financial condition, liquidity, and capital-markets access; and any other statements of plans, beliefs, or future events that are not historical facts. Words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “will,” “would,” “could,” and similar expressions are intended to identify such forward-looking statements.

These statements are based on management’s current expectations, estimates, assumptions, and projections about the Company’s business, the industries in which it operates, and general economic conditions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and factors, many of which are beyond the Company’s control, that could cause actual results or outcomes to differ materially from those expressed or implied. Important factors that may cause such differences include, among others: the Company’s ability to successfully implement the reverse stock split and maintain compliance with Nasdaq listing standards; market reaction to the reverse split; the regulatory and accounting treatment of digital assets and blockchain-based instruments; the Company’s ability to implement and monitor effective risk-management policies for digital-asset activities; changes in laws, regulations, or accounting guidance affecting digital-asset holdings; fluctuations in market and economic conditions; the Company’s access to capital markets under the Form S-3 “baby shelf” limitation; dilution from outstanding convertible or warrant securities; and the other risks described in the section titled “Risk Factors” in this proxy statement and in the Company’s reports filed with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this proxy statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

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RISK FACTORS

An investment in our common stock involves significant risks. Stockholders and potential investors should carefully review the risks described in this proxy statement under the section titled “Risk Factors,” together with the risk factors and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents that we have filed or may in the future file with the Securities and Exchange Commission, each of which is incorporated by reference into this proxy statement. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business operations. If any of the risks described occur, our business, financial condition, results of operations, or cash flows could be materially and adversely affected, and the trading price of our common stock could decline, causing you to lose all or part of the value of your investment.

Potential Decline in Market Price After Reverse Split

The market price of the Company’s Common Stock may not increase in proportion to the reverse stock split ratio, and the market price could decline following the split. There can be no assurance that the market price of the Common Stock after the reverse stock split will equal or exceed the pre-split price multiplied by the applicable ratio. The market price may decline because the aggregate value of the Company has not changed, and lower liquidity could negatively affect trading.

Reduced Liquidity of Common Stock

As a result of the reverse stock split, the number of shares available for trading will decrease proportionally. Fewer shares could make it more difficult for investors to buy or sell significant numbers of shares without materially affecting the market price. Lower trading volume may limit investors’ ability to buy or sell our shares quickly or without materially affecting the market price. Reduced liquidity may increase volatility, widen bid-ask spreads, and impair our stock’s attractiveness to institutional investors or analysts that rely on active trading markets. These factors could adversely affect the market value of our common stock.

Creation of Odd-Lot Holdings

The reverse stock split may result in some stockholders owning odd-lot shares that may be more difficult to sell. Broker-dealers often charge higher transaction fees for odd-lot sales, which could discourage sales and adversely affect liquidity.

Continued Nasdaq Compliance Risk

There can be no assurance that the Company will maintain compliance with Nasdaq’s minimum bid-price requirement following the reverse stock split. While the reverse split is intended to raise the price per share above one dollar, market forces could reduce the price again. If the bid price falls below the required threshold for a sustained period, the Company could again be subject to delisting proceedings. Although a reverse stock split would be intended to help the Company regain compliance with Nasdaq’s $1.00 minimum bid-price requirement, there can be no assurance that the post-split trading price will satisfy Nasdaq’s continued listing standards over the long term. Market conditions, investor sentiment, or Company-specific developments could cause the price to fall below the minimum threshold again, triggering renewed non-compliance and potential delisting proceedings. In addition, the Company must continue to satisfy other quantitative and qualitative Nasdaq standards, including minimum market value of publicly held shares, stockholders’ equity, and corporate governance requirements.

No Change to Business Fundamentals

The reverse stock split will not affect the Company’s underlying business fundamentals. The reverse split does not change total stockholders’ equity or the Company’s operations, assets, liabilities, or prospects.

Increase in Authorized but Unissued Shares

The reverse stock split could result in the Company having a significantly increased number of authorized but unissued shares if the total authorized shares are not reduced proportionally. This could result in substantial potential dilution if the Company issues additional shares in the future for capital raising, acquisitions, or compensation purposes.

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Impact on Holders of Convertible or Derivative Securities

Investors who hold convertible securities, warrants, or options could experience different effects from the reverse split. Each outstanding instrument will be adjusted in accordance with its terms, but rounding or fractional adjustments could lead to differences in effective ownership.

Insufficient Registered Shares to Satisfy Obligations

The Company may not have sufficient authorized or registered shares to satisfy its obligations under existing convertible or warrant agreements. If there are more rights to registered shares than shares available following the reverse split, the Company may need to file additional registration statements or amend its agreements.

Negative Investor Perception

There is a risk that some investors may perceive the reverse stock split as a negative signal, viewing it as an indication of financial distress. This perception could result in downward pressure on the stock price and reduced investor interest.

Accounting Adjustments and Comparability

The reverse stock split could have unintended accounting consequences. Adjustments to per-share data such as earnings per share, book value per share, and other metrics could alter comparability across reporting periods.

Administrative and Technical Implementation Risks

The Company’s transfer agent, brokerage firms, and clearing systems will need to coordinate implementation of the reverse stock split. Errors or delays in these processes could result in trading disruptions, inaccurate account balances, or delays in settlement.

Broad Board Discretion

The Company’s Board of Directors has broad discretion in implementing the reverse stock split. The Board may choose any ratio within the approved range or may abandon the split entirely.

Potential for Dilution from Unreduced Authorized Shares

If the Board elects not to proportionally reduce the number of authorized shares, management will have greater flexibility to issue additional shares without further stockholder approval. While this flexibility could benefit the Company, it also increases the potential for dilution of existing stockholders.

Fractional Share Treatment and Tax Consequences

Fractional shares created by the reverse stock split will be rounded up to the nearest whole share or paid out in cash, depending on the Board’s decision. Stockholders receiving cash for fractional shares could be subject to tax consequences.

Uncertain Effect on Capital-Raising Ability

The reverse stock split could affect the Company’s ability to raise additional capital. A higher per-share price may improve perceptions among institutional investors, but reduced float may limit investor participation.

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Potential Anti-Dilution Adjustments

The reverse stock split may trigger certain anti-dilution adjustments or contractual provisions in existing financing instruments, which could change conversion ratios, warrant coverage, or exercise prices.

Market and Volatility Effects

The reverse stock split could alter trading dynamics, including bid-ask spreads, daily volume, and volatility. Market makers may adjust their participation levels or quoting behavior.

Tax Considerations for Stockholders

The reverse stock split may have tax implications. Generally, the transaction should be tax-neutral under U.S. federal income tax laws, but holders of fractional shares receiving cash may recognize gain or loss.

Equity Compensation and Dilution Risk

The approval of the Amended and Restated Equity Incentive Plan may result in increased stock-based compensation expense and additional dilution of existing stockholders.

Potential Impairment of Institutional Investment Interest

If the Company’s Common Stock is perceived as highly volatile following the reverse split, institutional investors may be less likely to invest, reducing market visibility.

Uncertain Nasdaq Listing Continuity

Stockholder approval of these proposals does not guarantee continued listing on Nasdaq. Other quantitative listing standards could still pose compliance risks.

Future Dilution from Additional Issuances

Future sales of newly issued shares could cause dilution and negatively affect the stock price. Depending on timing and market conditions, such sales could reduce stockholder value.

Derivative and Short Position Volatility

The reverse stock split could interact unpredictably with outstanding derivative securities or short positions, potentially increasing volatility around the effective date.

Regulatory or Procedural Delays

The approval of these proposals could be delayed or rejected by Nasdaq or other regulators if procedural requirements are not satisfied.

Absence of Appraisal Rights

Stockholders will not have appraisal rights under Delaware law in connection with the reverse stock split and related charter amendment.

Operational Coordination Risks

The reverse stock split requires coordination with multiple entities, including Nasdaq, the SEC, FINRA, DTC, and the transfer agent. Any delay could cause trading issues.

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Reputational and Market Perception Risk

The Company cannot predict how the reverse stock split will be viewed by current or prospective investors, securities analysts, or the financial media.

Costs of Implementation

Implementation of the reverse stock split will incur legal, accounting, transfer agent, and mailing costs that may not be offset by resulting benefits.

Failure to Achieve Intended Market Effects

The reverse stock split may not improve investor perception if the Company’s financial performance does not improve.

Uncertainty of Stockholder Approval

If the proposals do not receive sufficient support, the Company could remain out of compliance with Nasdaq requirements and risk delisting.

Potential Impact of the Reverse Stock Split and Related Actions on Our At-the-Market Offering Program and Limited Shelf Capacity

Our ability to continue utilizing our existing at-the-market (“ATM”) offering program under our effective shelf registration statement may be adversely affected by the reverse stock split and our status as a smaller reporting company subject to the Form S-3 “baby shelf” limitation. Under Instruction I.B.6 of Form S-3, we may not sell more than one-third of our public float in primary offerings off the shelf during any twelve-month period if our non-affiliate public float is below $75 million. Because a reverse stock split does not change our aggregate market capitalization, the number of shares available for issuance under the baby-shelf calculation could be reduced proportionally following the reverse split. If our stock price does not increase sufficiently after the reverse split to expand our public float, or if market volatility causes our float to decline, we may be limited in our ability to raise capital through our ATM program or other shelf takedowns. In addition, the reverse split could require administrative adjustments to our sales agreement, prospectus supplement, and transfer-agent and DTC instructions, which may result in temporary suspension of ATM sales until those steps are completed. Any reduction in our capacity to utilize the ATM or delays in resuming sales could restrict our access to equity capital and adversely affect our liquidity and financial flexibility.

Risks Relating to the $3 Million 20% Original Issue Discount Senior Secured Note

The Company’s outstanding $3 million senior secured note issued at a 20 percent original issue discount imposes significant financial and operational risks. Because the note was issued at a discount, the effective yield and annualized cost of capital substantially exceed its stated principal amount, increasing our overall interest burden. The note is secured by substantially all of the Company’s assets, and a default under this instrument could result in foreclosure or loss of critical assets essential to our business operations. The terms of the note include restrictive covenants that may limit our flexibility in conducting business, including incurring additional indebtedness, granting further liens, or entering into certain strategic or financing transactions without the consent of the noteholder. Any failure to comply with these covenants or to make required payments could result in an event of default, which might accelerate repayment obligations and materially strain our liquidity. If the note is convertible or includes warrants, the potential issuance of additional shares upon conversion or exercise could dilute existing stockholders and exert downward pressure on the market price of our common stock. Depending on the conversion formula and trading price of our common stock, the number of shares issuable may increase if our stock price declines, creating a potential variable-price dilution effect. The presence of secured indebtedness also increases our risk profile relative to unsecured creditors and stockholders. In the event of liquidation or bankruptcy, the secured lender would have priority over substantially all of our assets, which could result in limited or no recovery for unsecured creditors and equity holders. In addition, servicing this debt may divert cash that would otherwise be available for working capital, capital expenditures, and growth initiatives. There can be no assurance that we will be able to meet our obligations under the note or refinance it on favorable terms before maturity.

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If we do not maintain our Nasdaq listing or if trading in our Common Stock is halted, it could materially impact our ability to satisfy conversion or exercise requests.

Delisting from, or suspension of trading on, our principal market would constitute an Event of Default under the Notes, which could trigger the holders’ right to demand repayment in cash and materially limit our ability to issue shares upon conversion. In addition, under the Warrants, we are required to deliver freely tradeable shares upon exercise, and if no registration statement is effective and Rule 144 is unavailable, the Warrants may only be exercised on a cashless basis. These limitations could delay or prevent the issuance of shares upon exercise of the Warrants. In addition, a delisting would cause the Note to become floorless if the shares are registered on the OTC.

Risks Relating to the Impact of the Proposals Submitted for Stockholder Approval

The proposals described in this proxy statement, including the reverse stock split, the potential reduction in authorized shares, and the approval of the Amended and Restated Equity Incentive Plan, could materially affect our capital structure, liquidity, and market perception. If the proposals are approved and implemented, existing stockholders will experience a reduction in the number of shares they own, which may decrease liquidity and could affect the market value of their holdings. If the reverse split is implemented without a proportional reduction in authorized shares, the Company will have a larger number of authorized but unissued shares available for future issuance, which could increase potential dilution and alter stockholder voting percentages. Failure to obtain stockholder approval of these proposals could also have adverse consequences. Without approval of the reverse stock split, we may be unable to regain or maintain compliance with Nasdaq’s minimum bid price requirement, which could result in delisting of our common stock from the Nasdaq Capital Market. The loss of a Nasdaq listing would likely reduce the liquidity and marketability of our shares, hinder our ability to raise capital, and negatively affect our visibility with investors. If the equity incentive plan amendment is not approved, our ability to recruit and retain employees, directors, and advisors through equity compensation could be limited, potentially affecting our operational flexibility and competitiveness. In either scenario, approval or rejection, the outcome of the proposals carries significant risks. Implementation may create short-term volatility and uncertainty in the trading market, while rejection may restrict our access to capital and jeopardize continued listing. These proposals should therefore be considered together with the other risks described herein and in our filings with the Securities and Exchange Commission.

Failure to Regain or Maintain Nasdaq Minimum Bid-Price Compliance if the Reverse Stock Split Is Not Approved or Implemented

If stockholders do not approve the reverse stock split or if the Company elects not to implement it, we may be unable to regain or maintain compliance with Nasdaq Listing Rule 5550(a)(2), which requires our common stock to maintain a minimum closing bid price of $1.00 per share. Nasdaq has provided the Company with notice of non-compliance, and our continued listing is dependent on demonstrating sustained compliance within the applicable cure period. Without approval of the reverse stock split, the Company has no practical means of increasing the per-share market price of its common stock to meet the $1.00 threshold. Failure to regain compliance could result in the initiation of delisting proceedings by Nasdaq. Delisting from the Nasdaq Capital Market would likely have a material adverse effect on the liquidity, trading volume, and market price of our common stock. It could also impair our ability to raise capital through public or private offerings, as many institutional investors and funds are restricted from investing in securities that are not listed on a national securities exchange. In addition, delisting could reduce the possibility of obtaining analyst coverage, diminish investor confidence, and make it more difficult to attract and retain key employees who receive equity compensation. Even if the reverse stock split is approved and implemented, there can be no assurance that our common stock will continue to trade above the $1.00 minimum bid price. Market conditions, investor sentiment, or operational developments outside of our control could cause our stock price to decline again, placing our listing in jeopardy despite the reverse split.

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Risks Related to Our Potential Involvement with a Crypto Treasury Strategy

Our potential involvement with cryptocurrencies and digital assets could expose us to substantial volatility and financial losses.

If we allocate a portion of our corporate treasury to cryptocurrencies or related digital assets, we will be subject to extreme price volatility and potential illiquidity in the digital asset markets. The trading prices of cryptocurrencies have historically experienced wide fluctuations in response to global economic conditions, market sentiment, regulatory developments, technology changes, and other factors beyond our control. As a result, the value of any digital assets we may hold could decline rapidly and unpredictably, and we could incur significant losses. There can be no assurance that the value of such assets will recover after any downturn.

The regulatory environment for cryptocurrencies remains uncertain and is developing and could increase our compliance costs or restrict our activities.

The regulatory framework governing cryptocurrencies and digital assets is rapidly evolving and subject to significant uncertainty at the federal, state, and international levels. Future legislative, regulatory, or policy changes may adversely affect our ability to acquire, hold, safeguard, or use cryptocurrencies. These changes could impose new or heightened compliance, reporting, accounting, or tax obligations, and we may face enforcement actions, examinations, or investigations relating to our digital asset activities. Any such developments could result in significant costs, consume management resources, and adversely affect our operations and financial performance.

Digital asset holdings may be subject to loss, theft, or compromise due to cybersecurity incidents or operational failures.

Cryptocurrencies and other digital assets are susceptible to risks of hacking, theft, fraud, and technological vulnerabilities. Whether held directly or through third-party custodians, such assets may be irretrievably lost in the event of a cyber-attack, security breach, systems failure, or human error. Unlike traditional financial assets, digital assets are often not insured, and remedies may be limited or unavailable. A loss of some or all of our digital assets could materially harm our financial condition and damage our reputation.

Managing a digital asset treasury strategy may divert resources and require specialized expertise.

Participation in digital asset markets may require technical capabilities, compliance procedures, and risk management practices that differ from our core operations. Implementing and overseeing such a strategy could divert management’s attention from other priorities and require the engagement of personnel or third-party service providers with specialized knowledge. If we are unable to effectively manage these demands, we could be exposed to operational inefficiencies, financial risks, and other adverse consequences.

Our stock price may experience increased volatility as a result of crypto-related activities.

Public companies that engage in digital asset activities have often experienced greater stock price volatility unrelated to their underlying business performance. Investor perceptions, positive or negative, regarding our involvement with cryptocurrencies could contribute to significant fluctuations in the trading price of our common stock. Even limited or preliminary crypto-related initiatives could amplify volatility, potentially leading to declines in market value and shareholder returns.

Risks Related to Governmental and Regulatory Matters

A prolonged U.S. federal government shutdown could materially and adversely affect our business, operations, and legal proceedings.

Any disruption in the operations of the U.S. federal government, including a temporary or prolonged shutdown resulting from the failure of Congress to enact appropriations bills or raise the federal debt ceiling, could materially and adversely affect our business, operations, financial condition, and legal matters. A federal government shutdown may result in the furlough of federal employees, reduced availability of government services, and suspension or delay of activities by key agencies that regulate, fund, or interact with our business, including the U.S. Securities and Exchange Commission (“SEC”), the U.S. Food and Drug Administration (“FDA”), the Department of Health and Human Services (“HHS”), and the U.S. Patent and Trademark Office (“USPTO”). During such periods, review and approval of our filings, applications, and submissions could be delayed, and we may be unable to access or rely upon certain government data or systems.

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In addition, the Administrative Office of the U.S. Courts and federal judiciary operations rely on appropriated funds and fee-based reserves that may be exhausted in the event of an extended shutdown. If federal court funding lapses or is limited to “essential” functions only, civil litigation, bankruptcy proceedings, and regulatory enforcement actions involving us or our affiliates could be postponed or suspended. Any such delay could impede our ability to resolve disputes, enforce contractual rights, or obtain timely judicial relief, which may have a material adverse effect on our financial position or prospects.

Even the threat of a government shutdown or prolonged budget negotiation uncertainty may adversely affect the broader U.S. economy, investor confidence, and capital markets. Such conditions could negatively impact our access to financing, timing of capital-raising transactions, and the liquidity or trading volume of our securities. Accordingly, a federal government shutdown or uncertainty regarding the continuity of government operations could have a material adverse effect on our business, results of operations, and stock price.

A federal government shutdown or lapse in federal court funding could delay or disrupt our regulatory, legal, and financing activities, including the Crown Medical Collections bankruptcy proceedings, and materially adversely affect our operations and financial condition.

A prolonged or repeated shutdown could also impact our ongoing legal proceedings, including the Crown Medical Collections bankruptcy case, which is being adjudicated in federal bankruptcy court. The U.S. Bankruptcy Courts, along with other components of the federal judiciary, rely on congressionally appropriated funds and fee-based reserves that may be depleted or limited during a shutdown. In the event of a funding lapse, federal courts may restrict operations to “essential” matters only, postpone hearings, or suspend non-emergency cases. Any such delay in the Crown Medical Collections proceeding could impede our ability to recover amounts owed, implement a restructuring plan, or realize expected value from related receivables or litigation assets. These outcomes could adversely affect our liquidity, timing of recoveries, and consolidated financial results.

Federal Budget and Debt-Ceiling Disputes May Adversely Affect Capital Markets and Our Financing Activities.

Moreover, the uncertainty surrounding government funding debates and debt-ceiling negotiations can negatively affect market conditions, investor sentiment, and the liquidity of small-cap and microcap issuers such as ours. If market volatility or trading disruptions were to occur during a shutdown, our ability to execute at-the-market offerings or other financing transactions under our effective shelf registration statement could be materially impaired.

Accordingly, any federal government shutdown, lapse in federal court funding, or protracted budget impasse could materially and adversely affect our regulatory compliance, financing capabilities, litigation outcomes, and overall financial condition.

Risks Related to Listing Requirements

Our shares of Common Stock could be delisted from the Nasdaq Capital Market which could result in, among other things, a decline in the price of our Common Stock and less liquidity for holders of shares of our Common stock.

Our common stock is listed on The Nasdaq Capital Market. There are a number of continued listing requirements that we must satisfy in order to maintain our listing on The Nasdaq Capital Market. If we fail to maintain compliance with all applicable continued listing requirements for The Nasdaq Capital Market and Nasdaq determines to delist our common stock, the delisting could adversely affect the share price and market liquidity of our common stock, our ability to obtain financing and /or our ability to repay debt and fund our operations.

On December 26, 2024, we received a letter from the Listing Qualifications Staff (the “Staff”) of the Nasdaq indicating that the bid price for the Company’s common stock for the last 30 consecutive business days had closed below the minimum $1.00 per share required for continued listing under Nasdaq Listing Rule 5550(a)(2). The Company had an initial 180-day compliance period, during which it did not achieve compliance with the Minimum Bid Price Requirement.

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On May 19, 2025, the Company submitted a request to the Nasdaq for an 180-day extension to regain compliance with the Minimum Bid Price Requirement pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(ii). On June 25, 2025, the Company received a letter from the Nasdaq Staff advising that the Company had been granted a 180-day extension to December 22, 2025 to regain compliance with the Minimum Bid Price Requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

Pursuant to the Extension Notice, the Company was granted an additional 180 calendar day period, until December 22, 2025, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the Company’s common stocks must have a closing bid price of at least US$1.00 per share for a minimum of 10 consecutive business days.

As of the date hereof, the Company has not regained compliance with the Bid Price Requirement. The Company intends to monitor the closing bid price of its common shares between now and December 22, 2025, and is considering its options to regain compliance with the Bid Price Requirement. However, there can be no assurance that we will be able to regain compliance.

At this time, the Company has not determined whether or not the Company is going to do a reverse stock split but prefers to have the option to do so. The crypto treasury strategy initiative may or may not affect the decision to do a reverse stock split.

If our common stock is delisted by Nasdaq, our common stock may be eligible to trade on an over-the-counter quotation system, where an investor may find it more difficult to sell our stock or obtain accurate quotations as to the market value of our common stock. We cannot assure you that our common stock, if delisted from the Nasdaq, will be listed on another national securities exchange or quoted on an over-the counter quotation system

If we do not regain compliance with the Bid Price Requirement by December 22, 2025, the Staff will provide a Staff Delisting Determination, written notification to us that shares of our Common Stock will be subject to delisting. At that time, we may appeal the Staff’s delisting determination to a Nasdaq Hearings Panel. There can be no assurance that any appeal to the Nasdaq Hearing Panel will be successful or that we will otherwise maintain compliance with any of the other Nasdaq listing requirements.

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Recent amendments to Nasdaq rules now state that a timely request for a hearing will not stay the suspension of the securities from trading pending the issuance of a written Panel Decision when the Staff Delisting Determination is related to a Company afforded the second 180-day compliance period described in Rule 5810(c)(3)(A)(ii) that failed to regain compliance with the Minimum Bid Price requirement during that period. Pursuant to Rule 5810(c)(3)(A), a Company achieves compliance with the minimum bid price requirement by meeting the applicable standard for a minimum of 10 consecutive business days, unless Staff exercises its discretion to extend this 10-day period as discussed in Rule 5810(c)(3)(H). In each case, the Company’s securities will be immediately suspended from trading on the Nasdaq and move to the OTC and will remain suspended unless the Panel Decision issued after the hearing determines to reinstate the securities.

These factors should not be construed as exhaustive and you should also carefully consider the “Summary of Risk Factors” in our 2024 Annual Report and other Risk Factors and statements we make in our Quarterly Reports, such as Part II. Item 1A. “Risk Factors” of Second Quarter 2025 Quarterly Report, and in our 2024 Annual Report, such as Part I. Item 1A. “Risk Factors” and Part II. Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2024 Annual Report, all of which are incorporated herein by reference, as well as in other documents we file from time to time with the SEC that address additional risks that could cause our actual results to differ from those set forth in any forward-looking statements. Our forward-looking statements speak only as the date of this Quarterly Report. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements.

IN ADDITION TO THE ABOVE RISKS, BUSINESSES ARE OFTEN SUBJECT TO RISKS NOT FORESEEN OR FULLY APPRECIATED BY MANAGEMENT. IN REVIEWING THIS FILING, POTENTIAL INVESTORS SHOULD KEEP IN MIND THAT OTHER POSSIBLE RISKS MAY ADVERSELY IMPACT THE COMPANY’S BUSINESS OPERATIONS AND THE VALUE OF THE COMPANY’S SECURITIES.

OTHER INFORMATION

Attending the Special Meeting

The Special Meeting will take place at 273 Merrick Road, Lynbrook, NY 11563, on Monday, November 24, 2025, at 10:00 a.m., Eastern Time. If you have questions about attending the Annual Meeting, please contact the Company by phone at (516) 464-6121.

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Expenses and Solicitation

All expenses in connection with this solicitation will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

Householding of Proxy Materials

In some cases, only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the documents were delivered. To obtain a separate copy of our Proxy Statement and our 2024 Annual Report, send such request to Lance Bisesar, Controller, at our offices located at 626 RXR Plaza, 6th Floor, Uniondale, New York 11556.

Other Business

The Board knows of no business that will be presented for consideration at the Special Meeting other than those items stated above. If any other business should come before the Special Meeting, votes may be cast pursuant to Proxies in respect to any such business in the best judgment of the person or persons acting under the Proxies. The final results of the balloting at the Special Meeting will appear in the Company’s Current Report on Form 8-K within four business days of the meeting.

This Proxy Statement and the Notice of Special Meeting are available online at: www.proxyvote.com.

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Special Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy card or voting instructions by mail. Please see the instructions on the proxy card and voting instruction card. Submitting a proxy card or voting instructions will not prevent you from attending the Special Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

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SIGNATURES

By:	/s/ Ted Karkus
Title:	Chief Executive Officer and Chairman of the Board of Directors
Date:	October 21, 2025

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Exhibit No.	Description

1	Proxy Card

2	Certificate of Amendment to the Certificate of Incorporation (Proposal [1])

3	Certificate of Amendment to the Certificate of Incorporation (Proposal [2])

4	Certificate of Amendment to the Certificate of Incorporation (Proposal [3])

5	Certificate of Amendment to the Certificate of Incorporation (Proposal [4])

6	(INTENTIONALLY OMITTED)

7	Certificate of Amendment to the Certificate of Incorporation (Proposal [5])

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